
                                  MONTHLY CERTIFICATEHOLDERS STATEMENT
                                      NATIONSBANK OF DELAWARE, N/A
                                  NATIONSBANK CREDIT CARD MASTER TRUST
                                             SERIES 1993-2
                                             -------------

     Pursuant  to  the  Master  Pooling  and  Servicing  Agreement,  dated  as of December 1, 1993
     (as  amended  or supplemented, the "Pooling and Servicing Agreement"), as supplemented BZ the
     Series  1993-2  Supplement, dated as of December 1, 1993 (the "Supplement" and, together with the  Pooling and Servicing Agreement, the "Agreement"), each between NationsBank of Delaware,
     N.A.  as  Transferor  and  Servicer,  and  The  Bank of New York, as Trustee, the Servicer is
     required  to  prepare  certain  information  each  month  regarding  distributions  to
     Certificateholders and  the  performance  of  the  Trust.  The  information  with  respect to  the  applicable Distribution  Date and  Due  Period  is  set  forth  below.


     Due Period                                                                      Mar-00
     Determination Date                                                           10-Apr-00
     Transfer Date                                                                14-Apr-00
     Distribution Date                                                            17-Apr-00
     Amortization  Period?                                                               No
     Class  A  Accumulation  Period?                                                     No
     Class  B  Accumulation  Period?                                                     No
     Early  Amortization  Period?                                                        No



A      Receivables for Due Period
A(1).  Beginning Principal Receivables                                           2,985,785,285.80
       Beginning Finance Charge Receivables (excluding Interchange)                 32,598,586.06
       Beginning Discount Receivables                                                        0.00
                                                                                 -----------------
       Beginning Receivables                                                     3,018,383,871.86

A(2).  Removed Principal Receivables                                                         0.00
       Removed Finance Charge Receivables (excluding Interchange)                            0.00
       Removed Receivables                                                                   0.00

A(3).  Principal Receivables with respect to Additional Accounts                             0.00
       Finance Charge Receivables with respect to Additional Accounts
       (excluding Interchange)                                                               0.00
                                                                                 -----------------
       Receivables with respect to Additional Accounts                                       0.00

A(4).  Principal Receivables billed                                                605,856,271.04
       Finance Charge Receivables billed (excluding Interchange)                    40,762,621.32
       Receivables billed                                                          646,618,892.36

A(5).  Discount Receivables Generated                                                        0.00

A(6).  Collections of Principal Receivables                                        642,051,557.63
       Collections of Finance Charge Receivables (excluding Interchange)            44,288,762.24
       Total Collections                                                           686,340,319.87

A(7).  Default Amount                                                               16,605,865.68

A(8).  Ending Principal Receivables                                              2,932,984,133.53
       Ending Finance Charge Receivables (excluding Interchange)                    29,072,445.14
       Ending Discount Receivables                                                           0.00
                                                                                 -----------------
       Ending Receivables                                                        2,962,056,578.67

A(9).  Beginning Aggregate Invested Amount                                       2,559,279,375.00
       Beginning Aggregate Invested Percentage                                              85.72%

A(10)  Beginning Transferor Amount                                                 426,505,910.80
       Net Change in Transferor Amount                                             (52,801,152.27)
       Ending Transferor Amount                                                              0.00
       Beginning Transferor Interest Percentage                                              0.00%

A(11)  Collections of Finance Charge Receivables allocable to Interchange            8,032,513.38

       Exhibit 99 A and B
       Page 5 of 23

B . .  Delinquencies and Losses for Due Period

B(1).  Delinquent Accounts
       30-59 Days Delinquent                                                               10,437
       60-89 Days Delinquent                                                                6,543
       90-119 Days Delinquent                                                               5,130
       120+ Days Delinquent                                                                 7,541

B(2).  Defaulted Accounts                                                                   3,773

B(3).  Delinquent Receivables
       30-59 Days Delinquent                                                        40,277,037.80
       60-89 Days Delinquent                                                        26,897,035.65
       90-119 Days Delinquent                                                       22,169,539.14
       120+ Days Delinquent                                                         34,062,109.90

B(4).  Default Amount                                                               12,452,976.26

C . .  Base Rate and Portfolio Yield

C(1).  Base Rate (Current Due Period)                                                        8.02%
       Base Rate (Prior Due Period)                                                          8.02%
       Base Rate (Two Due Periods Ago)                                                       8.02%
       Three Month Average Base Rate                                                         8.02%

C(2).  Portfolio Yield (Current Due Period)                                                 16.02%
       Portfolio Yield (Prior Due Period)                                                   16.34%
       Portfolio Yield (Two Due Periods Ago)                                                14.03%
       Three Month Average Portfolio Yield                                                  15.46%

D . .  Series 1993-2 Invested Amount

D(1).  Class A Initial Invested Amount                                             500,000,000.00
       Class B Initial Invested Amount                                              31,915,000.00
                                                                                 -----------------
       Initial Invested Amount                                                     531,915,000.00

D(2).  Class A Invested Amount as of the beginning of the Due Period               500,000,000.00
       Class B Invested Amount as of the beginning of the Due Period                31,915,000.00
                                                                                 -----------------
       Invested Amount as of the beginning of the Due Period                       531,915,000.00

D(3).  Class A Invested Amount at the end of revolving period                    N/A
       Class B Invested Amount at the end of revolving period                    N/A
       Invested Amount at the end of revolving period                            N/A

D(4).  Principal Funding Account Balance as of end of day on preceding
       Distribution Date                                                                     0.00
       Deposits to Principal Funding Account                                                 0.00
       Principal Funding Investment Proceeds                                                 0.00
       Withdrawals from Principal Funding Account                                            0.00
       Allocation of Principal Funding Investment Proceeds                                   0.00
                                                                                 -----------------
       Principal Funding Account Balance as of end of day on current                         0.00
       Distribution Date

D(5).  Class A Adjusted Invested Amount as of the beginning of the Due Period      500,000,000.00
       Class B Adjusted Invested Amount as of the beginning of the Due Period       31,915,000.00
                                                                                 -----------------
       Adjusted Invested Amount as of the beginning of the Due Period              531,915,000.00

D(6).  Enhancement Initial Invested Amount                                                   0.00
       Enhancement Invested Amount                                                           0.00

D(7).  Floating Allocation Percentage                                                       17.81%

D(8).  Principal Allocation Percentage                                                      17.81%

       Exhibit 99 A and B
       Page 6 of  23

E . .  Servicing Fee Calculation

E(1).  Servicing Base Amount                                                       531,915,000.00

E(2).  Servicer Interchange                                                            332,446.88
       Class A Servicing Fee                                                           520,833.44
       Class B Servicing Fee                                                            33,244.69
                                                                                 -----------------
       Subtotal                                                                        886,525.01
       Investor Monthly Servicing Fee                                                  886,525.01
                                                                                 -----------------
       Shortfall of Servicer Interchange                                                     0.00

E(3).  Investor Default Amount                                                       2,217,875.07
E(4).  Monthly Cash Collateral Fee                                                       9,447.10

F . .  Reserve Account

F(1).  Reserve Account Balance as of end of day on preceding Distribution Date               0.00
       Deposits to Reserve Account                                                           0.00
       Interest earnings on Reserve Account                                                  0.00
       Withdrawals from Reserve Account                                                      0.00
                                                                                 -----------------
       Reserve Account Balance as of end of day on current Distribution Date                 0.00

F(2).  Required Reserve Account Amount                                                       0.00
F(3).  Available Reserve Account Amount                                                      0.00
F(4).  Reserve Draw Amount                                                                   0.00
F(5).  Reserve Account Surplus                                                               0.00
F(6).  Covered Amount                                                            N/A

G . .  Cash Collateral Account

G(1).  Initial Shared Collateral Amount                                             26,595,833.00
       Initial Class B Collateral Amount                                             5,319,167.00
                                                                                 -----------------
       Initial Cash Collateral Amount                                               31,915,000.00

G(2).  Cash Collateral Account balance as of end of day on preceding
       Distribution Date                                                            31,915,000.00
       Deposits to Cash Collateral Account                                                   0.00
       Withdrawals from Cash Collateral Account                                              0.00
                                                                                 -----------------
       Cash Collateral Account balance as of end of day on current                  31,915,000.00
       Distribution Date

G(3).  Cash Collateral Account Surplus                                                       0.00

G(4).  Available Shared Collateral Amount                                           26,595,833.00
       Available Cash Collateral Amount                                             31,915,000.00

G(5).  Required Draw Amount                                                                  0.00
       Interest Draw Amount                                                                  0.00
       Servicing Draw Amount                                                                 0.00
       Default Draw Amount                                                                   0.00
       Reimbursement Draw Amount/Special Draw Amount/Class
       A&B Principal Draw Amount                                                             0.00
                                                                                 -----------------
                                                                                             0.00
       Exhibit 99 A and B
       Page 7 of 23

H . .  Class A Available Funds

H(1).  Class A Floating Percentage                                                          94.00%

H(2).  Principal Funding Investment Proceeds (if applicable to Class A)                      0.00
       Class A Finance Charge Collections (excluding Interchange)                    7,414,558.84
       Class A allocation of Servicer Interchange                                    1,344,755.19
       Reserve Draw Amount (if applicable to Class A)                                        0.00
                                                                                 -----------------
       Class A Available Funds                                                       8,759,314.03

H(3).  Class A Monthly Interest                                                      2,500,000.00
                                                                                 -----------------
       Class A Interest Shortfall                                                            0.00

H(4).  Class A Additional Interest                                                           0.00
       Class A Servicing Fee                                                           520,833.44
       Class A allocation of Servicer Interchange                                      312,500.07
       Class A Investor Default Amount                                               2,084,802.57

H(5).  Distribution of Class A Available Funds
       Class A Monthly Interest plus amounts previously due
       but not distributed                                                           2,500,000.00
       Class A Additional Interest plus amounts
       previously due but not distributed                                                    0.00
       Class A Servicing Fee plus amounts previously due
       but not distributed                                                             520,833.44
       Class A allocation of Servicer Interchange                                      312,500.07
       Class A Investor Default Amount                                               2,084,802.57
                                                                                 -----------------
       Total Class A Excess Spread                                                   3,341,177.95

H(6).  Required Amount                                                                       0.00

I . .  Class B Available Funds

I(1).  Class B Floating Percentage                                                           6.00%

I(2).  Principal Funding Investment Proceeds (if applicable to Class B)                      0.00
       Class B Finance Charge Collections (excluding Interchange)                      473,269.71
       Class B allocation of Servicer Interchange                                       85,835.44
       Reserve Draw Amount (if applicable to Class B)                                        0.00
       Class B Available Funds                                                         559,105.15

I(3).  Class B Monthly Interest                                                        166,223.96
                                                                                 -----------------
       Class B Interest Shortfall                                                            0.00

I(4).  Class B Additional Interest                                                           0.00
       Class B Servicing Fee                                                            33,244.69
       Class B allocation of Servicer Interchange                                       19,946.81

I(5).  Distribution of Class B Available Funds
       Class B Monthly Interest plus amounts previously due
       but not distributed                                                             166,223.96
       Class B Additional Interest plus amounts
       previously due but not distributed                                                    0.00
       Class B Servicing Fee plus amounts previously due
       but not distributed                                                              33,244.69
       Class B allocation of Servicer Interchange                                       19,946.81
       Total Class B Excess Spread                                                     339,689.69

I(6).  Class B Investor Default Amount                                                 133,072.50

       Exhibit 99 A and B
       Page 8 of 23

J . .  Excess Spread and Excess Finance Charge Collections

J(1).  Total Excess Spread                                                           3,680,867.64
       Excess Finance Charge Collections allocated from other series                         0.00
                                                                                 -----------------
                                                                                     3,680,867.64

J(2).  Applied to Required Amount                                                            0.00
       Applied to Class A Investor Charge Offs                                               0.00
       Applied to Class B Monthly Interest & Additional Interest                             0.00
       Applied to Class B Servicing Fee                                                      0.00
       Applied to Class B Investor Default Amount                                      133,072.50
       Applied to Class B Invested Amount reductions                                         0.00
       Applied to Enhancement Invested Amount reductions                                     0.00
       Applied to Cash Collateral Account                                                    0.00
       Applied to Monthly Cash Collateral Fee                                            9,447.10
       Applied to Reserve Account                                                            0.00
       Applied to Cash Collateral Depositor                                                  0.00
                                                                                 -----------------
                                                                                             0.00

J(3).  Finance Charge Shortfall                                                              0.00

J(4).  Portion of Shared Collateral Amount applied to Required Amount                        0.00
       Portion of Reallocated Principal Collections applied to Required Amount               0.00

K . .  Principal Collections

K(1).  Available Principal Collections                                             114,349,382.41
       Excess Principal Collections with respect to other Series                             0.00
       Subtotal                                                                    114,349,382.41

K(2).  Class A Principal Percentage                                                         94.00%
       Class A Monthly Principal                                                             0.00

K(3).  Class B Principal Percentage                                                          6.00%
       Class B Monthly Principal                                                             0.00

K(4).  Allocation of Principal Collections
       Deposit to Principal Funding Account                                                  0.00
       Distribution to Cash Collateral Depositor                                             0.00
       Excess Principal Collections                                                114,349,382.41
       Principal Shortfall                                                                   0.00

K(5).  Reallocated Principal Collections pursuant to Section 4.9(a)                          0.00

K(6).  Amount BZ which Class B Invested Amount was reduced pursuant to 4.7(a)                0.00

L . .  Accumulation Period

L(1).  Controlled Accumulation Amount (Class A)                                  N/A
       Deficit Controlled Accumulation Amount (Class A)                          N/A
       Controlled Deposit Amount (Class A)                                                   0.00

L(2).  Controlled Accumulation Amount (Class B)                                  N/A
       Deficit Controlled Accumulation Amount (Class B)                          N/A
                                                                                 -----------------
       Controlled Deposit Amount (Class B)                                                   0.00

       Exhibit 99 A and B
       Page 9 of 23

M . .  Investor Charge Offs

M(1).  Class A Investor Charge Offs                                                          0.00
       Class B Investor Charge Offs                                                          0.00

M(2).  The amount of reimbursed Class A Investor Charge Offs                                 0.00
       The amount of reimbursed Class B Investor Charge Offs                                 0.00

M(3).  The amount, if any, BZ which the outstanding principal balance of the
       Certificates exceeds the
       Invested Amount after giving effect to all transactions on the
       Distribution Date
       Class A                                                                               0.00
       Class B                                                                               0.00

N . .  Distributions to Class A Certificateholders
       (per $1,000 original principal amount)

N(1).  Total distribution to Class A Certificateholders                                      5.00
       Amount with respect to interest                                                       5.00
       Amount with respect to principal                                                      0.00
N(2).  Class A Investor Charge Offs                                                          0.00
N(3).  The amount of reimbursed Class A Investor Charge Offs                                 0.00

O . .  Distributions to Class B Certificateholders
       (per $1,000 original principal amount)

O(1).  Total distribution to Class B Certificateholders                                      5.21
       Amount with respect to interest                                                       5.21
       Amount with respect to principal                                                      0.00
O(2).  Class B Investor Charge Offs                                                          0.00
O(3).  The amount of reimbursed Class B Investor Charge Offs                                 0.00


     NATIONSBANK  OF  DELAWARE,  N.A.
     as  Servicer



BZ:     \s\  Emily  Watson
        ------------------
Name:     Emily  Watson
Title:     Vice  President


                                           Exhibit 99 A and B
                                             Page 10 of 23


                                 MONTHLY CERTIFICATEHOLDERS STATEMENT
                                    NATIONSBANK OF DELAWARE, N.A.
                                 NATIONSBANK CREDIT CARD MASTER TRUST
                                            SERIES 1995-1

     Pursuant  to  the  Master  Pooling  and  Servicing  Agreement, dated as of December 1, 1993
     (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the
     Series  1995-1  Supplement, dated as of August 8, 1995 (the "Supplement" and, together with the  Pooling  and  Servicing  Agreement,  the  "Agreement"),  each  Between  NationsBank of
     Delaware, N.A.  as  Transferor  and  Servicer,  and The Bank  of New York, as  Trustee, the
     Servicer is required to prepare certain  information  each month regarding distributions to
     Certificateholders and  the  performance  of  the  Trust.  The information with respect  to the applicable Distribution  Date and  Due  Period  is  set  forth  Below.

     Due Period                                                                        Mar-00
     Determination Date                                                             10-Apr-00
     Transfer Date                                                                  14-Apr-00
     Distribution Date                                                              17-Apr-00
     Amortization Period?                                                                 Yes
     Class A Accumulation Period?                                                         Yes
     Class B Accumulation Period?                                                          No
     Early Amortization Period?                                                            No

A     Receivables for Due Period
A(1).  Beginning Principal Receivables                                         2,985,785,285.80
       Beginning Finance Charge Receivables (excluding Interchange)               32,598,586.06
       Beginning Discount Receivables                                                      0.00
                                                                               -----------------
       Beginning Receivables                                                   3,018,383,871.86

A(2).  Removed Principal Receivables                                                       0.00
       Removed Finance Charge Receivables (excluding Interchange)                          0.00
                                                                               -----------------
       Removed Receivables                                                                 0.00

A(3).  Principal Receivables with respect to Additional Accounts                           0.00
       Finance Charge Receivables with respect to Additional Accounts                      0.00
                                                                               -----------------
       (excluding Interchange)                                                             0.00
       Receivables with respect to Additional Accounts

A(4).  Principal Receivables billed                                              605,856,271.04
       Finance Charge Receivables billed (excluding Interchange)                  40,762,621.32
                                                                               -----------------
       Receivables billed                                                        646,618,892.36

A(5).  Discount Receivables Generated                                                      0.00

A(6).  Collections of Principal Receivables                                      642,051,557.63
       Collections of Finance Charge Receivables (excluding Interchange)          44,288,762.24
                                                                               -----------------
       Total Collections                                                         686,340,319.87

A(7).  Default Amount (excluding Recoveries)                                      16,605,865.68

A(8).  Ending Principal Receivables                                            2,932,984,133.53
       Ending Finance Charge Receivables (excluding Interchange)                  29,072,445.14
       Ending Discount Receivables                                                         0.00
                                                                               -----------------
       Ending Receivables                                                      2,962,056,578.67

A(9).  Beginning Aggregate Invested Amount                                     2,559,279,375.00
       Beginning Aggregate Invested Percentage                                            85.72%

A(10)  Beginning Transferor Amount                                                         0.00
       Net Change in Transferor Amount                                                     0.00
                                                                               -----------------
       Ending Transferor Amount                                                  373,704,758.53
       Beginning Transferor Interest Percentage                                           14.28%

A(11)  Collections of Finance Charge Receivables allocaBLe to Interchange          8,032,513.38



       Exhibit 99 C, D and E
       Page 11 of 23


B . .  Delinquencies and Losses for Due Period

B(1).  Delinquent Accounts
       30-59 Days Delinquent                                                             10,437
       60-89 Days Delinquent                                                              6,543
       90-119 Days Delinquent                                                             5,130
       120+ Days Delinquent                                                               7,541

B(2).  Defaulted Accounts                                                                 3,773

B(3).  Delinquent Receivables
       30-59 Days Delinquent                                                      40,277,037.80
       60-89 Days Delinquent                                                      26,897,035.65
       90-119 Days Delinquent                                                     22,169,539.14
       120+ Days Delinquent                                                       34,062,109.90

B(4).  Default Amount                                                             12,452,976.26

C . .  Base Rate and Portfolio Yield

C(1).  Base Rate (Current Due Period)                                                      8.52%
       Base Rate (Prior Due Period)                                                        8.44%
       Base Rate (Two Due Periods Ago)                                                     8.42%
       Three Month Average Base Rate                                                       8.46%

C(2).  Portfolio Yield (Current Due Period)                                               15.10%
       Portfolio Yield (Prior Due Period)                                                 16.34%
       Portfolio Yield (Two Due Periods Ago)                                              14.04%
       Three Month Average Portfolio Yield                                                15.16%

D . .  Series 1995-1 Invested Amount

D(1).  Class A Initial Invested Amount                                         1,000,000,000.00
       Class B Initial Invested Amount                                            51,137,000.00
       Collateral Initial Indebtedness Amount                                     85,228,000.00
       Initial Invested Amount                                                 1,136,365,000.00

D(2).  Class A Investor Amount as of the Beginning of the Due Period           1,000,000,000.00
       Class B Investor Amount as of the Beginning of the Due Period              51,137,000.00
                                                                               -----------------
       Investor Amount                                                         1,136,364,375.00

D(3).  Class A Invested Amount at the end of revolving period                  1,000,000,000.00
       Class B Invested Amount at the end of revolving period                     51,137,000.00
       Collateral Indebtedness Amount at the end of revolving period              85,228,000.00
                                                                               -----------------
       Invested Amount at the end of revolving period                                1136365000

D(4).  Principal Funding Account Balance as of end of day on preceding
       Distribution Date                                                         166,666,666.67
       Deposits to Principal Funding Account                                     166,666,666.67
       Principal Funding Investment Proceeds                                         437,700.29
       Withdrawals from Principal Funding Account                                          0.00
       Allocation of Principal Funding Investment Proceeds                           437,700.29
       Principal Funding Account Balance as of end of day on current             333,333,333.34
       Distribution Date

D(5).  Class A Invested Amount as of the Beginning of the Due Period             833,333,333.33
       Class B Invested Amount as of the Beginning of the Due Period              51,137,000.00
       Collateral Indebtedness Amount as of the Beginning of the Due Period       85,227,375.00
       Invested Amount as of the Beginning of the Due Period                     969,697,708.33

D(6).  Required Enhancement Amount                                                72,727,328.10
       Enhancement Surplus                                                        12,500,046.90
       AvailaBLe Enhancement Amount                                               72,727,328.10

D(7).  Floating Allocation Percentage                                                     32.47%

D(8).  Fixed Allocation Percentage                                                        38.06%

       Exhibit 99 C, D and E
       Page 12 of 23

E . .  Servicing Fee Calculation
E(1).  Servicing Base Amount                                                     969,697,708.33

E(2).  Servicer Interchange                                                          606,061.08
       Class A Servicing Fee                                                         868,055.56
       Class B Servicing Fee                                                          53,267.71
       Collateral Servicing Fee                                                       88,778.52
                                                                               -----------------
       Subtotal                                                                    1,616,162.87
       Investor Monthly Servicing Fee                                              1,616,162.87
                                                                               -----------------
       Shortfall of Servicer Interchange                                                   0.00

E(3).  Investor Default Amount                                                     4,043,481.39


F . .  Reserve Account

F(1).  Reserve Account Balance as of end of day on preceding
       Distribution Date                                                           5,000,000.00
       Deposits to Reserve Account                                                   458,133.04
       Interest earnings on Reserve Account                                           25,025.21
       Withdrawals from Reserve Account                                              458,133.04
       Reserve Account Balance as of end of day on current                         5,025,025.21
       Distribution Date

F(2).  Required Reserve Account Amount                                               895,833.33
F(3).  AvailaBLe Reserve Account Amount                                              895,833.33
F(4).  Reserve Draw Amount                                                           458,133.04
F(5).  Reserve Account Surplus                                                        25,025.21
F(6).  Covered Amount                                                                895,833.33

G . .  Cash Collateral Account

G(1).  Initial Cash Collateral Amount                                                      0.00

G(2).  Cash Collateral Account balance as of end of day on preceding
       Distribution Date                                                                   0.00
       Deposits to Cash Collateral Account (Net of Investment Earnings)                    0.00
       Investment Earnings on Cash Collateral Account                                      0.00
       Withdrawals from Cash Collateral Account                                            0.00
                                                                               -----------------
       Cash Collateral Account balance as of end of day on current                         0.00
       Distribution Date

G(3).  Cash Enhancement Surplus                                                            0.00

G(4).  AvailaBLe Cash Collateral Amount                                                    0.00
       Required Cash Collateral Amount                                                     0.00
       Required Cash Collateral Percentage                                                 0.00%

G(5).  Required Draw Amount                                                                0.00

H . .  Class A AvailaBLe Funds

H(1).  Class A Floating Percentage                                                        27.91%

H(2).  Principal Funding Investment Proceeds (if applicaBLe to Class A)              437,700.29
       Cash Collateral Account Investment Proceeds                                         0.00
       Class A Finance Charge Collections (excluding Interchange)                 12,360,993.54
       Class A allocation of Servicer Interchange                                  2,241,874.48
       Reserve Draw Amount (if applicaBLe to Class A)                                458,133.04
       Class A AvailaBLe Funds                                                    15,498,701.35

H(3).  Class A Monthly Interest                                                    5,375,000.00
       Class A Interest Shortfall                                                          0.00

H(4).  Class A Additional Interest                                                         0.00
       Class A Servicing Fee                                                         868,055.56
       Class A allocation of Servicer Interchange                                    520,833.33
       Class A Investor Default Amount                                             3,475,625.67

       Exhibit 99 C, D and E
       Page 13 of 23
H(5).  Distribution of Class A AvailaBLe Funds
       Class A Monthly Interest plus amounts previously due
       but not distributed                                                         5,375,000.00
       Class A Additional Interest plus amounts
       previously due but not distributed                                                  0.00
       Class A Servicing Fee plus amounts previously due
       but not distributed                                                           868,055.56
       Class A allocation of Servicer Interchange                                    520,833.33
       Class A Investor Default Amount                                             3,475,625.67
       Total Class A Excess Spread                                                 5,259,186.79
H(6).  Class A Required Amount                                                             0.00

I . .  Class B Available Funds

I(1).  Class B Floating Percentage                                                         1.71%

I(2).  Principal Funding Investment Proceeds (if applicaBLe to Class B)                    0.00
       Cash Collateral Account Investment Proceeds                                         0.00
       Class B Finance Charge Collections (excluding Interchange)                    757,337.83
       Class B allocation of Servicer Interchange                                    137,355.98
       Reserve Draw Amount (if applicaBLe to Class B)                                      0.00
       Class B AvailaBLe Funds                                                       894,693.81

I(3).  Class B Monthly Interest                                                      282,318.85
       Class B Interest Shortfall                                                          0.00

I(4).  Class B Additional Interest                                                         0.00
       Class B Servicing Fee                                                          53,267.71
       Class B allocation of Servicer Interchange                                     31,960.63

I(5).  Distribution of Class B AvailaBLe Funds
       Class B Monthly Interest plus amounts previously due
       but not distributed                                                           282,318.85
       Class B Additional Interest plus amounts
       previously due but not distributed                                                  0.00
       Class B Servicing Fee plus amounts previously due
       but not distributed                                                            53,267.71
       Class B allocation of Servicer Interchange                                     31,960.63
       Total Class B Excess Spread                                                   527,146.62

I(6).  Class B Investor Default Amount                                               212,945.89

       Class B Required Amount                                                             0.00


J . .  Collateral AvailaBLe Funds

J(1).  Collateral Floating Percentage                                                      2.85%

J(2).  Collateral Finance Charge Collections                                       1,262,229.72
       Collateral Allocation of Cash Collateral Account Investment Proceeds                0.00
       Collateral allocation of Servicer Interchange                                 228,926.63
       Collateral AvailaBLe Funds                                                  1,491,156.35

J(3).  Collateral Monthly Interest                                                   514,649.06
       Collateral Interest Shortfall                                                       0.00

J(4).  Collateral Additional Interest                                                      0.00
       Collateral Servicing Fee                                                            0.00
       Collateral allocation of Servicer Interchange                                  53,267.11

J(5).  Distribution of Collateral AvailaBLe Funds
       Collateral Servicing Fee plus amounts previously due                           88,778.52
       but not distributed
       Collateral allocation of Servicer Interchange                                  53,267.11
       Total Collateral Excess Spread                                              1,349,110.72

J(6).  Collateral Investor Default Amount                                            354,909.82

J(7).  Collateral Required Amount                                                          0.00


       Exhibit 99 C, D and E
       Page 14 of 23

K . .  Excess Spread and Excess Finance Charge Collections

K(1).  Total Excess Spread                                                         7,135,444.13
       Excess Finance Charge Collections allocated from other series                       0.00
       Subtotal                                                                    7,135,444.13

K(2).  Applied to Class A Monthly Interest & Additional Interest                           0.00
       Applied to Class A Servicing Fee                                                    0.00
       Applied to Class A Investor Default Amount                                          0.00
       Applied to Class A Investor Charge Offs                                             0.00
       Applied to Class B Monthly Interest & Additional Interest                           0.00
       Applied to Class B Servicing Fee                                                    0.00
       Applied to Class B Investor Default Amount                                    212,945.89
       Applied to Class B Invested Amount reductions                                       0.00
       Applied to Collateral Servicing Fee                                                 0.00
       Applied to Collateral Monthly Interest & Additional Interest                  514,649.06
       Applied to Collateral Default Amount                                          354,909.82
       Applied to Collateral Indebtedness Amount reductions                                0.00
       Applied to Cash Collateral Account                                                  0.00
       Applied to Other Amount Due to Collateral Indebtedness Holder                       0.00
       Applied to Reserve Account                                                    458,133.04
       Applied to Cash Collateral Depositor                                                0.00
                                                                               -----------------
       Total Excess Finance Charge Collections                                     5,594,806.32


K(3).  Finance Charge Shortfall                                                            0.00

K(4).  Portion of Reallocated Principal Collections applied to                             0.00
       Required Amount

L . .  Principal Collections

L(1).  Collections of Principal Receivables allocaBLe to Series 1995-1           208,474,140.76
       Excess Principal Collections with respect to other Series                           0.00
       Subtotal                                                                  208,474,140.76

L(2).  Class A Fixed Percentage                                                            0.33
       Class A Monthly Principal                                                 166,666,666.67

L(3).  Class B Fixed Percentage                                                            0.02
       Class B Monthly Principal                                                           0.00

L(4).  Collateral Fixed Percentage                                                         0.03
       Collateral Monthly Principal                                                        0.00


L(5).  Allocation of Principal Collections
       Deposit to Principal Funding Account                                      166,666,666.67
       Distribution to Collateral Indebtedness Holder                                      0.00
       Excess Principal Collections                                               41,807,474.09
       Principal Shortfall                                                                 0.00

L(6).  Class B Subordinated Principal Collections                                 11,209,579.77
       Collateral Subordinated Principal Collections                              18,682,559.89
                                                                               -----------------
       Total Subordinated Principal Collections                                   29,892,139.66

L(7).  Reallocated Principal Collections pursuant to Section 4.9(a)                        0.00
       Reallocated Principal Collections pursuant to Section 4.9(b)                        0.00
       Reallocated Principal Collections pursuant to Section 4.9(c)                        0.00
                                                                               -----------------
       Total Reallocated Principal Collections                                             0.00

       Exhibit 99 C, D and E
       Page 15 of 23
M . .  Accumulation Period

M(1).  Controlled Accumulation Amount (Class A)                                  166,666,666.67
       Deficit Controlled Accumulation Amount (Class A)                                    0.00
                                                                               -----------------
       Controlled Deposit Amount (Class A)                                       166,666,666.67

M(2).  Controlled Accumulation Amount (Class B)                                N/A
       Deficit Controlled Accumulation Amount (Class B)                        N/A
                                                                               -----------------
       Controlled Deposit Amount (Class B)                                                 0.00

M(3).  Accumulation Period Factor                                                          1.00
       Monthly Payment Rate                                                             21.5036%
       Required Accumulation Factor Number                                                 6.00
       Accumulation Period Length                                                          6.00







N . .  Investor Charge Offs

N(1).  Class A Investor Charge Offs                                                        0.00
       Class B Investor Charge Offs                                                        0.00

N(2).  The amount of reimbursed Class A Investor Charge Offs                               0.00
       The amount of reimbursed Class B Investor Charge Offs                               0.00

N(3).  The amount, if any, by which the outstanding principal balance of the
       Certificates exceeds the
       Invested Amount after giving effect to all transactions on the
       Distribution Date
       Class A                                                                             0.00
       Class B                                                                             0.00

O . . Distributions to Class A Certificateholders (per $1,000 original principal amount)

O(1).  Total distribution to Class A Certificateholders                                    5.38
       Amount with respect to interest                                                     5.38
       Amount with respect to principal                                                    0.00
O(2).  Class A Investor Charge Offs                                                        0.00
O(3).  The amount of reimbursed Class A Investor Charge Offs                               0.00

P . . Distributions to Class B Certificateholders (per $1,000 original principal amount)

P(1).  Total distribution to Class B Certificateholders                                    5.52
       Amount with respect to interest                                                     5.52
       Amount with respect to principal                                                    0.00
P(2).  Class B Investor Charge Offs                                                        0.00
P(3).  The amount of reimbursed Class B Investor Charge Offs                               0.00

Q . . Distributions to Collateral Indebtedness Holders (per $1,000 original principal amount)

Q(1).  Total distribution to Collateral Indebtedness Holders                               6.04
       Amount with respect to interest                                                     6.04
       Amount with respect to principal                                                    0.00
Q(2).  Collateral Investor Charge Offs                                                     0.00
Q(3).  The amount of reimbursed Collateral Investor Charge Offs                            0.00



     NATIONSBANK  OF  DELAWARE,  N.A.
     as  Servicer


By:     \s\  Emily  Watson
        ------------------
Name:     Emily  Watson
Title:     Vice  President

                                        Exhibit 99 C, D and E
                                            Page 16 of 23









                                      MONTHLY CERTIFICAUEHOLDERS STATEMENT
                                         NationsBBlk OF DELAWARE, N.A.
                                      NATIONSBBLK CREDIT CARD MASTER TRUST
                                                 SERIES 1996-1

     Pursuant  to  the  Master  Pooling  and  Servicing  Agreement,  dated  as  of  December  1,  1993
     (AU  amended  or  supplemented,  the  "Pooling  and  Servicing  Agreement"),  AU  supplemented by the
     Series  1996-1  Supplement,  dated  as  of  June11,  1996  (the  "Supplement"  and,  together  with the  Pooling  and  Servicing  Agreement,  the  "Agreement"),  each  between  NationsBBlk of Delaware,
     N.A.  as  Transferor  and  Servicer,  and  The  BBlk  of  New  York,  as  Trustee,  the  Servicer  is
     required  to  prepare  certain  information  each month regarding distributions to Certificateholders and  the  performance of the Trust.  The information with respect to the applicable Distribution Date and  Due  Period  is  set  forth  below.

                                                                                     Due Period     Mar-00
                                                                          Determination Date     10-Apr-00
                                                                               Transfer Date     14-Apr-00
                                                                           Distribution date     17-Apr-00
                                                                       Interest Period     3/15/00-6/14/00
                                                                       Interest Payment date     15-Mar-00
                                                                               Amortization Period?     No
                                                                       Class A Accumulation Period?     No
                                                                       Class B Accumulation Period?     No
                                                                         Early Amortization Period?     No




A                                 Receivables for Due Period
A(1).  Beginning Principal Receivables                                                   2,985,785,285.80
       Beginning Finance Charge Receivables (excluding Interchange)                         32,598,586.06
       Beginning Discount Receivables                                                                0.00
                                                                                         -----------------
       Beginning Receivables                                                             3,018,383,871.86

A(2).  Removed Principal Receivables                                                                 0.00
       Removed Finance Charge Receivables (excluding Interchange)                                    0.00
                                                                                         -----------------
       Removed Receivables                                                                           0.00

A(3).  Principal Receivables with respect to Additional Accounts                                     0.00
       Finance Charge Receivables with respect to Additional Accounts
       (excluding Interchange)                                                                       0.00
                                                                                         -----------------
       Receivables with respect to Additional Accounts                                               0.00

A(4).  Principal Receivables billed                                                        605,856,271.04
       Finance Charge Receivables billed (excluding Interchange)                            40,762,621.32
                                                                                         -----------------
       Receivables billed                                                                  646,618,892.36

A(5).  Discount Receivables generated                                                                0.00

A(6).  Collections of Principal Receivables                                                642,051,557.63
       Collections of Finance Charge Receivables (excluding Interchange)                    44,288,762.24
                                                                                         -----------------
       Total Collections                                                                   686,340,319.87

A(7).  Default Amount (excluding Recoveries)                                                16,605,865.68

A(8).  Ending Principal Receivables                                                      2,932,984,133.53
       Ending Finance Charge Receivables (excluding Interchange)                            29,072,445.14
       Ending Discount Receivables                                                                   0.00
                                                                                         -----------------
       Ending Receivables                                                                2,962,056,578.67

A(9).  Beginning aggregate Invested Amount                                               2,559,279,375.00
       Beginning aggregate Invested Percentage                                                      14.28%

A(10)  Beginning Transferor Amount                                                                   0.14
       Net Change in Transferor Amount                                                     (52,801,152.27)
                                                                                         -----------------
       Ending Transferor Amount                                                            373,704,758.53
       Beginning Transferor Interest Percentage                                                     14.28%

A(11)  Collections of Finance Charge Receivables allocable to Interchange                    8,032,513.38




       Exhibit 99 F, G and H
       Page 17 of 23

B . .  Delinquencies and Losses for Due Period

B(1).  Delinquent Accounts
       30-59 Days Delinquent                                                                       10,437
       60-89 Days Delinquent                                                                        6,543
       90-119 Days Delinquent                                                                       5,130
                                                                   120+ Days Delinquent             7,541

B(2).  Defaulted Accounts                                                                           3,773

B(3).  Delinquent Receivables
       30-59 Days Delinquent                                                                40,277,037.80
       60-89 Days Delinquent                                                                26,897,035.65
       90-119 Days Delinquent                                                               22,169,539.14
                                                                   120+ Days Delinquent     34,062,109.90

B(4).  Default Amount                                                                       12,452,976.26

C . .  BBse Rate and Portfolio Yield

C(1).  BBse Rate (Current Due Period)                                                                8.97%
       BBse Rate (Prior Due Period)                                                                  8.09%
       BBse Rate (Two Due Periods Ago)                                                               8.44%
       Three Month Average BBse Rate                                                                 8.50%

C(2).  Portfolio Yield (Current Due Period)                                                         16.11%
       Portfolio Yield (Prior Due Period)                                                           16.43%
       Portfolio Yield (Two Due Periods Ago)                                                        14.11%
       Three Month Average Portfolio Yield                                                          15.55%

D . .  Series 1996-1 Invested Amount

D(1).  Class A Initial Invested Amount                                                     756,000,000.00
       Class B Initial Invested Amount                                                      58,500,000.00
       Collateral Initial Indebtedness Amount                                               85,500,000.00
                                                                                         -----------------
       Initial Invested Amount                                                             900,000,000.00

D(2).  Class A Investor Amount AU of the beginning of the Due Period                       756,000,000.00
       Class B Investor Amount AU of the beginning of the Due Period                        58,500,000.00
                                                                                         -----------------
       Investor Amount                                                                     891,000,000.00

D(3).  Class A Invested Amount AU the end of revolving period                            N/A
       Class B Invested Amount AU the end of revolving period                            N/A
       Collateral Indebtedness Amount AU the end of revolving period                     N/A
                                                                                         -----------------
       Invested Amount AU the end of revolving period                                    N/A

D(4).  Principal Funding Account BBlance AU of end of day on preceding
       Distribution Date                                                                             0.00
       Deposits to Principal Funding Account                                                         0.00
       Principal Funding Investment Proceeds                                                         0.00
       Withdrawals from Principal Funding Account                                                    0.00
       Allocation of Principal Funding Investment Proceeds                                           0.00
                                                                                         -----------------
       Principal Funding Account BBlance as of end of day on current Distribution Date               0.00

D(5).  Class A Invested Amount as of the beginning of the Due Period                       756,000,000.00
       Class B Invested Amount as of the beginning of the Due Period                        58,500,000.00
       Collateral Indebtedness Amount as of the beginning of the Due Period                 76,500,000.00
                                                                                         -----------------
       Invested Amount as of the beginning of the Due Period                               891,000,000.00

D(6).  Required Enhancement Amount                                                          84,645,000.00
       Enhancement Surplus                                                                     855,000.00
       Available Enhancement Amount                                                         84,645,000.00

D(7).  Floating Allocation Percentage                                                               29.84%

D(8).  Fixed Allocation Percentage                                                       N/A


       Exhibit 99 F, G and H
       Page 18 of 23

E . .  Servicing Fee Calculation

E(1).  Servicing BBse Amount                                                               891,000,000.00

E(2).  Servicer Interchange                                                                    556,875.00
       Class A Servicing Fee                                                                   787,500.00
       Class B Servicing Fee                                                                    60,937.50
       Collateral Servicing Fee                                                                 79,687.50
                                                                                         -----------------
       Subtotal                                                                              1,485,000.00
       Investor Monthly Servicing Fee                                                        1,485,000.00
                                                                                         -----------------
       Shortfall of Servicer Interchange                                                             0.00

E(3).  Investor Default Amount                                                               3,715,968.12
E(4)

F . .  Reserve Account

F(1).  Reserve Account BBlance as of end of day on preceding Distribution Date                       0.00
       Deposits to Reserve Account                                                                   0.00
       Interest earnings on Reserve Account                                                          0.00
       Withdrawals from Reserve Account                                                              0.00
                                                                                         -----------------
       Reserve Account BBlance AU of end of day on current Distribution Date                         0.00

F(2).  Required Reserve Account Amount                                                   N/A
F(3).  Available Reserve Account Amount                                                  N/A
F(4).  Reserve Draw Amount                                                                           0.00
F(5).  Reserve Account Surplus                                                                       0.00
F(6).  Covered Amount                                                                    N/A

G . .  Cash Collateral Account

G(1).  Initial Cash Collateral Amount                                                                0.00

G(2).  Cash Collateral Account BBlance as of end of day on preceding Distribution Date       9,000,000.00
       Deposits to Cash Collateral Account (Net of Investment Earnings)                              0.00
       Investment Earnings on Cash Collateral Account                                           45,150.02
       Withdrawals from Cash Collateral Account                                                 45,150.02
                                                                                         -----------------
       Cash Collateral Account BBlance as of end of day on current                           9,000,000.00


G(3).  Cash Enhancement Surplus                                                                      0.00

G(4).  Available Cash Collateral Amount                                                      9,000,000.00
       Required Cash Collateral Amount                                                       9,000,000.00
       Required Cash Collateral Percentage                                                           1.00%

G(5).  Required Draw Amount                                                                          0.00


H . .  Interest Funding Account

H(1).  Interest Funding Account BBlance as of end of day on preceding
       Distribution Date                                                                                -
       Deposits to Interest Funding Account                                                  4,710,708.75
       Interest Funding Investment Proceeds                                                     20,989.48
       Withdrawals from Interest Funding Account                                               (20,989.48)
                                                                                         -----------------
       Interest Funding Account BBlance as of end of day on current                          4,710,708.75
       Distribution Date

       Exhibit 99 F, G and H
       Page 19 of 23

I . .  Class A Available Funds

I(1).  Class A Floating Percentage                                                                  25.32%

I(2).  Principal Funding Investment Proceeds (if applicable to Class A)                              0.00
       Cash Collateral Account Investment Proceeds                                              38,310.96
       Interest Funding Account Investment Proceeds                                             17,810.11
       Class A Finance Charge Collections (excluding Interchange)                           11,213,914.60
       Class A allocation of Servicer Interchange                                            2,033,832.39
       Reserve Draw Amount (if applicable to class A)                                                0.00
                                                                                         -----------------
       Cclass A Available Funds                                                             13,303,868.06

I(3).  Class A Monthly Interest                                                              4,365,900.00
                                                                                         -----------------
       Class A Interest Shortfall                                                                    0.00

I(4).  Class A Additional Interest                                                                   0.00
       Class A Servicing Fee                                                                   787,500.00
       Class A Allocation of Service Interchange                                               472,500.00
       Class A Investor Default Amount                                                       3,153,093.60

I(5).  Distribution of Class A Available Funds
       Class A Monthly Interest plus amounts previously due but not distributed              4,365,900.00
       Class A Additional Interest plus amounts previously due but not distributed                   0.00
       Class A Servicing Fee plus amounts previously due but not distributed                   787,500.00
       Class A Allocation of Servicer Interchange                                              472,500.00
       Class A Investor Default Amount                                                       3,153,093.60
                                                                                         -----------------
       Total Class A Excess Spread                                                           4,524,874.46

I(6).  Class A Required Amount                                                                       0.00



J . .  Class B Available Funds

J(1).  Class B Floating Percentage                                                                   1.96%

J(2).  Principal Funding Investment Proceeds (if applicable to Class B)                              0.00
       Cash Collateral Account Investment Proceeds                                               2,965.62
       Interest Funding Account Investment Proceeds                                              1,378.67
       Class B Finance Charge Collections (excluding Interchange)                              868,059.74
       Class B Allocation of Servicer Interchange                                              157,437.26
       Reserve Draw Amount (if applicable to Class B)                                                0.00
                                                                                         -----------------
       Class B Available Funds                                                               1,029,841.29

J(3).  Class B Monthly Interest                                                                344,808.75
                                                                                         -----------------
       Class B Interest Shortfall                                                                    0.00

J(4).  Class B Additional Interest                                                                   0.00
       Class B Servicing Fee                                                                    60,937.50
       Class B Allocation of Servicer Interchange                                               36,562.50

J(5).  Distribution of Class B Available Funds
       Class B Monthly Interest plus amounts previously due but not distributed                344,808.75
       Class B Additional Interest plus amounts previously due but not distributed                   0.00
       Class B Servicing Fee plus amounts previously due but not distributed                    60,937.50
       Class B Allocation of Servicer Interchange                                               36,562.50
                                                                                         -----------------
       Total Class B Excess Spread                                                             587,532.54

J(6).  Class B Investor Default Amount                                                         244,078.33

       Class B Required Amount                                                                       0.00


       Exhibit 99 F, G and H
       Page 20 of 23

K . .  Collateral Available Funds

K(1).  Collateral Floating Percentage                                                                2.56%

K(2).  Collateral Finance Charge Collections                                                     3,873.46
       Collateral Allocation of Interest Funding Account Proceeds                                1,800.71
       Collateral Allocation of Servicer Interchange                                           205,632.34
       Collateral Allocation of Cash Collateral Account Investment Proceeds                      3,873.46
                                                                                         -----------------
       Collateral Available Funds                                                            1,345,098.82

K(3).  Collateral Monthly Interest                                                             463,087.97
                                                                                         -----------------
       Collateral Interest Shortfall                                                                 0.00

K(4).  Collateral Additional Interest                                                                0.00
       Collateral Servicing Fee                                                                 79,687.50
       Collateral Allocation of Servicer Interchange                                            47,812.50

K(5).  Distribution of Collateral Available Funds
       Collateral Servicing Fee plus amounts previously due but not distributed                 79,687.50
       Collateral Allocation of Servicer Interchange                                            47,812.50
                                                                                         -----------------
       Total Collateral Excess Spread                                                        1,217,598.82

K(6).  Collateral Investor Default Amount                                                      318,796.19

K(7).  Collateral Required Amount                                                                    0.00


L . .  Excess Spread and Excess Finance Charge Collections

L(1).  Total Excess Spread                                                                   6,330,005.82
       Excess Finance Charge Collections allocated from other series                                 0.00
                                                                                         -----------------
       Subtotal                                                                              6,330,005.82

L(2).  Applied to class A Monthly Interest & Additional Interest                                     0.00
       Applied to class A Servicing Fee                                                              0.00
       Applied to class A Investor Default Amount                                                    0.00
       Applied to class A Investor Charge Offs                                                       0.00
       Applied to class B Monthly Interest & Additional Interest                                     0.00
       Applied to class B Servicing Fee                                                              0.00
       Applied to class B Investor Default Amount                                              244,078.33
       Applied to class B Invested Amount reductions                                                 0.00
       Applied to collateral Servicing Fee                                                           0.00
       Applied to collateral Monthly Interest & Additional Interest                            463,087.97
       Applied to collateral Default Amount                                                    318,796.19
       Applied to collateral Indebtedness Amount reductions                                          0.00
       Applied to cash collateral Account                                                            0.00
       Applied to Other Amount Due to collateral Indebtedness Holder                                 0.00
       Applied to Reserve Account                                                                    0.00
       Applied to cash collateral Depositor                                                          0.00
                                                                                         -----------------
       Total Excess Finance Charge Collections                                               5,304,043.33


L(3).  Finance Charge Shortfall                                                                      0.00

L(4).  Portion of Reallocated Principal Collections applied to Required Amount                       0.00

       Exhibit 99 F, G and H
       Page 21 of 23

M . .  Principal Collections

M(1).  Collections of Principal Receivables allocable to Series 1996-1                     191,588,184.80
       Excess Principal Collections with respect to other Series                                     0.00
                                                                                         -----------------
       Subtotal                                                                            191,588,184.80

M(2).  Class A Fixed Percentage                                                          N/A
       Class A Monthly Principal                                                                     0.00

M(3).  Class B Fixed Percentage                                                          N/A
       Class B Monthly Principal                                                                     0.00

M(4).  Collateral Fixed Percentage                                                       N/A
       Collateral Monthly Principal                                                                  0.00


M(5).  Allocation of Principal Collections
       Deposit to Principal Funding Account                                                          0.00
       Distribution to Collateral Indebtedness Holder                                                0.00
       Excess Principal Collections                                                        191,588,184.80
       Principal Shortfall                                                                           0.00

M(6).  Class B Subordinated Principal Collections                                           12,828,288.86
       Collateral Subordinated Principal Collections                                        16,755,316.07
                                                                                         -----------------
       Total Subordinated Principal Collections                                             29,583,604.93

M(7).  Reallocated Principal Collections pursuant to Section 4.9(a)                                  0.00
       Reallocated Principal Collections pursuant to Section 4.9(b)                                  0.00
       Reallocated Principal Collections pursuant to Section 4.9(c)                                  0.00
                                                                                         -----------------
       Total Reallocated Principal Collections                                                       0.00



N . .  Accumulation Period

N(1).  Controlled Accumulation Amount (Class A)                                          N/A
       Deficit Controlled Accumulation Amount (Class A)                                  N/A
                                                                                         -----------------
       Controlled Deposit Amount (Class A)                                                           0.00

N(2).  Controlled Accumulation Amount (Class B)                                          N/A
       Deficit Controlled Accumulation Amount (Class B)                                  N/A
                                                                                         -----------------
       Controlled Deposit Amount (Class B)                                                           0.00

N(3).  Accumulation Period Factor                                                                    1.00
       Monthly Payment Rate                                                                       21.5036%
       Required Accumulation Factor Number                                                          12.00
       Accumulation Period Length                                                                       0

       Exhibit 99 F, G and H
       Page 22 of 23

O . .  Investor Charge Offs

O(1).  Class A Investor Charge Offs                                                                  0.00
       Class B Investor Charge Offs                                                                  0.00

O(2).  The amount of reimbursed Class A Investor Charge Offs                                         0.00
       The amount of reimbursed Class B Investor Charge Offs                                         0.00

O(3).  The amount, if any, by which the outstanding principal BBlance of the
       Certificates exceeds the Invested Amount after giving effect to all transactions on the Distribution Date
       Class A                                                                                       0.00
       Class B                                                                                       0.00

P . . Distributions to Class A Certificateholders (per $1,000 original principal amount)

P(1).  Total distribution to Class A Certificateholders                                              5.78
       Amount with respect to interest                                                               5.78
       Amount with respect to principal                                                              0.00
P(2).  Class A Investor Charge Offs                                                                  0.00
P(3).  The amount of reimbursed Class A Investor Charge Offs                                         0.00

Q . . Distributions to Class B Certificateholders (per $1,000 original principal amount)

Q(1).  Total distribution to Class B Certificateholders                                              5.89
       Amount with respect to interest                                                               5.89
       Amount with respect to principal                                                              0.00
Q(2).  Class B Investor Charge Offs                                                                  0.00
Q(3).  The amount of reimbursed Class B Investor Charge Offs                                         0.00

R . . Distributions to Collateral Indebtedness Holders (per $1,000 original principal amount)

R(1).  Total distribution to Collateral Indebtedness Holders                                         5.42
       Amount with respect to interest                                                               5.42
       Amount with respect to principal                                                              0.00
R(2).  Collateral Investor Charge Offs                                                               0.00
R(3).  The amount of reimbursed Collateral Investor Charge Offs                                      0.00



     NAUIONSBBLK  OF  DELAWARE,  N.A.
     As  Servicer


By:     \s\  Emily  Watson
        ------------------
Name:     Emily  Watson
Title:     Vice  President


                                             Exhibit 99 F, G and H
                                                 Page 23 of 23
